SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

   Filed by the Registrant      |X|
   Filed by a Party other than the Registrant   |_|

   Check the appropriate box:
   |_| Preliminary Proxy Statement
                                          |_| Confidential, for Use of the
                                              Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
   |X| Definitive Proxy Statement
   |_| Definitive Additional Materials
   |_| Soliciting Material Pursuant to Rule 14a-12

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X|  No fee required.
   |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

   (5)  Total fee paid:

--------------------------------------------------------------------------------
   |_|  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
        |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)  Amount Previously Paid:
--------------------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

   (3)  Filing Party:
--------------------------------------------------------------------------------

   (4)  Date Filed:
--------------------------------------------------------------------------------

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
                           500 GLENPOINTE CENTRE WEST
                            TEANECK, NEW JERSEY 07666


                                          April 29, 2002

To Our Stockholders:

      You are most cordially invited to attend the 2002 Annual Meeting of Stockholders of Cognizant Technology Solutions Corporation at 10:00 a.m. local time, on Wednesday, May 29, 2002, at the Company's headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey 07666.

      The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

      It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

      Thank you for your continued support.

                                          Sincerely,

                                          /s/ Wijeyaraj Mahadeva

                                          Wijeyaraj Mahadeva
                                          Chairman of the Board and
                                          Chief Executive Officer

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
                           500 GLENPOINTE CENTRE WEST
                            TEANECK, NEW JERSEY 07666

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 29, 2002

      The Annual Meeting of Stockholders (the "Meeting") of COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION, a Delaware corporation (the "Company"), will be held at the Company's headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey on Wednesday, May 29, 2002, at 10:00 a.m. local time, for the following purposes:

(1) To elect eight Directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2002; and

(3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      Holders of Common Stock, including holders of the Company's Class A Common Stock and Class B Common Stock, of record at the close of business on April 19, 2002 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 500 Glenpointe Centre West, Teaneck, New Jersey 07666 for a period of ten days prior to the Meeting and on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, OR BECAUSE YOU HOLD BOTH CLASS A COMMON STOCK AND CLASS B COMMON STOCK, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          By Order of the Board of Directors

                                          /s/ Gordon Coburn

                                          Gordon Coburn
                                          Secretary

Teaneck, New Jersey
April 29, 2002

        THE COMPANY'S 2001 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
                           500 GLENPOINTE CENTRE WEST
                            TEANECK, NEW JERSEY 07666

                    ---------------------------------------
                                 PROXY STATEMENT
                    ---------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cognizant Technology Solutions Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 29, 2002 (the "Meeting"), at the Company's headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey at 10:00 a.m. local time, and at any adjournment or adjournments thereof. Holders of record of shares of Class A Common Stock, $.01 par value ("Class A Common Stock"), and Class B Common Stock, $.01 par value ("Class B Common Stock"), as of the close of business on April 19, 2002, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 8,135,844 shares of Class A Common Stock and 11,290,900 shares of Class B Common Stock issued and outstanding and entitled to vote. Each share of Class A Common Stock is entitled to one vote on any matter presented to stockholders at the Meeting. Each share of Class B Common Stock is entitled to ten votes on any matter presented to stockholders at the Meeting. Accordingly, there are an aggregate of 121,044,844 votes entitled to be cast at the Meeting, 112,909,000 of which are held by the Class B Common Stockholder and 8,135,844 of which are held by the Class A Common Stockholders. IMS Health Incorporated ("IMS Health") is the record and beneficial holder of all of the outstanding shares of Class B Common Stock.

     If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted (i) FOR the election of the eight nominees named below as Directors; (ii) FOR the ratification of the appointment of
PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2002; and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of the shares of Class A Common Stock and Class B Common Stock having, in the aggregate, a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Class A Common Stock and Class B Common Stock represented at the Meeting, voting together as a single class, is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of Directors may be taken upon the affirmative vote of stockholders possessing a majority of the shares of Class A Common Stock and Class B Common Stock represented at the Meeting, voting together as a single class, provided a quorum is present in person or by proxy.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

     This Proxy Statement, together with the related proxy card and Annual Report to Stockholders of the Company for the year ended December 31, 2001, including financial statements (the "Annual Report"), is being mailed to all stockholders of record as of April 19, 2002. The mailing date will be on or about April 29, 2002. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of April 19, 2002.

                              ELECTION OF DIRECTORS

     At the Meeting, eight Directors are to be elected (which number shall constitute the entire current Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

     It is the intention of the persons named in the enclosed form of proxy to vote the shares of Class A Common Stock and Class B Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. Except as noted below, all of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The current members of the Board of Directors who are also nominees for election to the Board are as follows:

                                      SERVED AS A        POSITIONS WITH
  NAME                        AGE    DIRECTOR SINCE        THE COMPANY
  ----                        ---    --------------      --------------
  Wijeyaraj Mahadeva.......    50         1998         Chairman of the Board and
                                                       Chief Executive Officer
  Robert W. Howe...........    55         1999         Director
  John E. Klein............    60         1998         Director
  Venetia Kontogouris......    51         1997         Director
  David M. Thomas..........    52         2001         Director
  Robert E. Weissman.......    61         2001         Director
  Thomas M. Wendel.........    65         2001         Director

     An additional nominee for election to the Board of Directors who is not a current member of the Board is as follows:

  NAME                        AGE
  ----                        ---
  Nancy E. Cooper..........    48

     The principal occupations and business experience, for at least the past five years, of each nominee is as follows:

     Wijeyaraj (Kumar) Mahadeva was elected Chairman and Chief Executive Officer of the Company's Indian subsidiary in 1994, and led the team that established the software development and maintenance business conducted by the Company. Mr. Mahadeva was elected Vice President of the Company in 1994, and was elected President on April 17, 1996. Effective in March 1998, Mr. Mahadeva was elected Chairman and Chief Executive Officer of the Company. Mr. Mahadeva concurrently served as Chairman of The Dun & Bradstreet Corporation India and China from 1993 to 1996. Mr. Mahadeva previously served as Vice President, Corporate Strategy, at The Dun & Bradstreet Corporation from 1989 to 1993, as Director, Business Markets Group, at AT&T from 1985 to 1989, and as a management consultant at McKinsey & Company from 1978 to 1985. Mr. Mahadeva holds a Masters of Business Administration degree from Harvard University and a Masters in Electrical Engineering from Cambridge University (U.K.).

     Robert W. Howe was elected to the Board of Directors in April 1999. Mr. Howe currently serves as Chief Executive Officer and Chairman of the Board of Directors of ADS Financial Services Solutions, positions he has held since January 1994 and March 1980, respectively. From March 1980 to January 1994, Mr. Howe served as President of ADS Financial Services Solutions. Mr. Howe holds a Bachelor of Arts degree from Boston College.

     John E. Klein was elected to the Board of Directors in March 1998. Mr. Klein currently serves as Chief Executive Officer of Polarex, Inc., a software and services consulting company, where he has been employed since November 1994. From July 1997 to November 1999, Mr. Klein also served as the Chairman and Chief Executive Officer of Glovia International, a manufacturing resource planning software and services company. From August 1996 to November 1999, Mr. Klein also served as the Chairman of PRO IV Limited, a 4GL development tools company. From November 1995 to November 1999, Mr. Klein also served as Chief Executive Officer of MDIS Group PLC, a software development and services company headquartered in the UK. From January 1993 to April 1994, Mr. Klein was the Vice President, Consumer, Process & Transportation-Customer Business Unit, for Digital Equipment Corporation. Mr. Klein holds a Bachelor of Science degree from the U.S. Merchant Marine Academy and a Master of Business Administration degree from New York University.

     Venetia Kontogouris was elected to the Board of Directors of the Company in December 1997. Ms. Kontogouris is currently Managing Director of Trident
Capital, a venture capital firm. Prior to joining Trident Capital, Ms. Kontogouris was President of Enterprise Associates, Inc., a subsidiary of IMS Health. Prior to joining Enterprise Associates, Inc., Ms. Kontogouris was Vice President of New Product Development for The Dun & Bradstreet Corporation. Ms. Kontogouris serves on the board of directors of Viant Corporation as well as on the boards of several private companies. Ms. Kontogouris holds a Bachelor of Arts degree from Northeastern University and a Master of Business Administration degree and a Master in International Relations degree from the University of Chicago.

     David M. Thomas was elected to the Board of Directors in March 2001. Mr. Thomas currently serves as a Director and as the Chairman of the Board, Chief Executive Officer and President of IMS Health, positions he has held since November 2000. From 1972 until joining IMS Health, Mr. Thomas held various positions at IBM. From 1998 until September 2000, Mr. Thomas served as Senior Vice President/Group Executive, Personal Systems Group. From 1996 to 1998, Mr. Thomas served as General Manager, Global Industries. From 1995 to 1996, Mr.
Thomas served as General Manager, IBM North America. From 1972 to 1995, Mr. Thomas held progressively responsible executive positions at IBM, including General Manager, Asia Pacific; General Manager AS/400 Division; General Manager Marketing for IBM North America; and President, National Distribution Division. Mr. Thomas is also a Director of Fortune Brands, Inc., The MONY Group, Inc., and The Trizetto Group, Inc. Mr. Thomas holds a Bachelor of Science degree in Industrial Engineering and a Masters degree in Engineering from the University of Florida.

     Robert E. Weissman was elected to the Board of Directors in May 2001. Mr. Weissman retired in January 2001 after nearly thirty years serving as Chief Executive Officer for several public corporations. Most recently, Mr. Weissman was Chairman of IMS Health, a provider of information to the pharmaceutical and healthcare industries. He served as both Chairman and Chief Executive Officer of IMS Health until March of 1999. Prior to his position with IMS Health, Mr. Weissman was Chairman and Chief Executive Officer of Cognizant Corporation and prior to that, was Chairman and Chief Executive Officer of The Dun & Bradstreet Corporation. Prior to his election as Chairman and Chief Executive Officer of Dun & Bradstreet, he held the position of President and Chief Operating Officer of that company since 1985. Mr. Weissman joined Dun & Bradstreet in May 1979, when D&B acquired National CSS, a computer time-sharing company, of which he was President and Chief Executive Officer. Since his retirement, Mr. Weissman has been active as a Principal in Shelburne Partners, a private investment company that works with emerging companies in the United States and Europe. Mr. Weissman is a Director of State Street Corporation and Pitney Bowes, Inc. He is a member of the Listed Company Advisory Committee of the New York Stock Exchange and a member of the Advisory Board for Broadview Capital, a venture capital firm. Mr. Weissman graduated from Babson College in 1964. He serves on Babson's Board of Trustees, and received an honorary Doctor of Laws degree from Babson in 1995.

     Thomas M. Wendel was elected to the Board of Directors in June 2001. In July 2000, Mr. Wendel retired as the Chairman of the Board, President and Chief Executive Officer of Bridge, a global financial information, transaction services, and network services company. Prior to joining Bridge in 1995, Mr. Wendel was founding President and Chief Executive Officer of Liberty Brokerage Inc., a major US government securities brokerage firm. Mr. Wendel also served as Executive Vice President and Managing Director of Paine Webber, Inc., where he was responsible for investment banking involving thrifts and commercial banks, mortgage sales and trading, and mortgage banking. He joined Paine Webber in 1982 and held several other senior management posts including Chief Financial Officer and head of Operations and Systems. Prior to 1982, Mr. Wendel was Senior Vice President and Chief Financial Officer of Pan American World Airways. While at Pan American he also held several senior management positions, including overall responsibility for Data Systems and Communications, Airline Planning, Property and Facilities, Corporate Budgets, Treasury, Accounting, Aircraft Sales and Office Services. Mr. Wendel holds a Bachelor of Science degree in Mathematics from Ursinus College, a Master of Arts in Economics from San Jose State College, and a Master in Business Administration from the University of Santa Clara.

     Nancy E. Cooper was appointed Chief Financial Officer of IMS Health in December 2001. Prior to that, Ms. Cooper served as Chief Financial Officer at Reciprocal, Inc., a leading digital distribution infrastructure enabler, from July 2000 to October 2001. From September 1998 to July 2000, Ms. Cooper was Chief Financial Officer of Pitney Bowes Credit Corporation. Ms. Cooper served as a Partner at General Atlantic Partners, a private equity firm focused on software and investments, from January to July 1998. Prior to that, Ms. Cooper spent 22 years at IBM in various positions of increasing responsibility, including Director of Financial Management Systems, Pricing and Financial Planning from 1982 to 1992, and Controller and Treasurer and Financial Director at IBM Credit Corporation from September 1992 to January 1996, Assistant Controller of IBM in 1996 and Chief Financial Officer of IBM Global Industries in 1997. Ms. Cooper holds a Bachelor of Arts degree, Summa Cum Laude, in Economics and Political Science from Bucknell University and a Master of Business Administration from the Harvard Graduate School of Business Administration.

     All Directors hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. There are no family relationships among any of the executive officers, Directors and key employees of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has an Audit Committee and a Compensation Committee.

     Audit  Committee.  The  primary  responsibilities  of the  Audit  Committee
     ----------------
include, among other things, (i) evaluating and recommending to the Board of Directors the engagement of the Company's independent auditors, (ii) reviewing the results of their audit findings and their interim reviews of the Company's financial statements, and (iii) monitoring on a periodic basis the internal controls of the Company.

     Pursuant to the Audit Committee Charter, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2001 with the management of the Company and the independent auditors. Additionally, the Audit Committee has discussed with the independent auditors the matters required by Statement of Auditing Standards ("SAS") 61, has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. Based in part on the foregoing, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the year ended December 31, 2001 audited by PricewaterhouseCoopers LLP be included in the Company's Annual Report on SEC Form 10-K.

     Each current Audit Committee Member is an independent member of the Board of Directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. As an independent Director of the Board of Directors of the Company, each Audit Committee Member is not an officer or employee of the Company or its subsidiaries or does not have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a Director. The Audit Committee currently consists of Messrs. Howe, Klein and Wendel. During 2001, Messrs. Howe, Klein and Wendel were the only members of the Audit Committee. The Audit Committee was established in 1998 and held eight meetings during fiscal 2001. It is anticipated that Messrs. Howe, Klein, and Wendel, if elected to the Board of Directors by the Stockholders of the Company, will continue to serve on the Audit Committee.

     Compensation Committee.  The Compensation Committee,  which is comprised of
     ----------------------
Messrs. Howe and Klein, is responsible for the administration of all salary and incentive compensation plans for the officers and key employees of the Company, including bonuses. The Compensation Committee also administers the Company's Employee Stock Purchase Plan and stock option plans, including the Company's 1999 Incentive Compensation Plan (the "Incentive Plan"), and establishes the terms and conditions of all stock options granted thereunder. The Compensation Committee held two meetings during 2001.

     There were five meetings of the Board of Directors during 2001. Each incumbent Director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he or she served as a Director and the total number of meetings held by the committee on which he or she served during the period, if applicable.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee has furnished the following report:

To the Board of Directors of Cognizant Technology Solutions Corporation:

     The Audit Committee of the Company's Board of Directors is currently composed of three members and acts under a written charter first adopted and approved on May 17, 2000. The current members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market, and possess the financial sophistication required by such charter and rules. The Audit Committee held eight meetings during 2001.

     Management is responsible for the Company's financial reporting process including its system of internal control and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management and the independent auditors, the following:

     o the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

     o the independent auditor's review of the Company's unaudited interim financial statements;

     o    the Company's financial disclosure documents,  including all financial
          statements   and  reports  filed  with  the  Securities  and  Exchange
          Commission or sent to stockholders;

     o    management's   selection,   application  and  disclosure  of  critical
          accounting policies;

     o changes in the Company's accounting practices, principles, controls or methodologies;

     o significant developments or changes in accounting rules applicable to the Company; and

     o the adequacy of the Company's internal controls and accounting and financial personnel.

     The Audit Committee reviewed and discussed with the Company's management the Company's audited financial statements for the year ended December 31, 2001 and unaudited interim financial statements during the year ended December 31, 2001. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by SAS 61 (Communication with Audit Committees) with the Company's independent auditors. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

     o    methods used to account for significant unusual transactions;

     o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     o disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor's professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other non-audit related services to the Company is compatible with maintaining such auditors' independence.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                By the Audit Committee of the Board of Directors of Cognizant Technology Solutions Corporation (as currently constituted )

                                Robert W. Howe
                                John E. Klein
                                Thomas M. Wendel

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company and its subsidiaries or of IMS Health and its subsidiaries receive no cash remuneration for serving as Directors. All other non-employee Directors receive $2,000 for attendance at each meeting of the Board of Directors and $1,000 for attendance at each meeting of a committee of the Board of Directors. All Directors who are not employees of the Company and its subsidiaries are eligible to participate in the Company's Non-Employee Directors' Stock Option Plan (the "Director Plan"). All Directors of the Company are eligible to participate in the Incentive Plan.

     The Director Plan became effective in December 1997 and was amended in March 1998. The aggregate number of shares of Class A Common Stock reserved for issuance under the Director Plan is 143,000 shares. The Director Plan, which is administered by the Compensation Committee, provides for the issuance of non-qualified stock options to purchase up to 30,000 shares of Class A Common Stock in any year to any Director of the Company who is not an employee of the Company or any subsidiary of the Company. Subject to the provisions of the Director Plan, the Compensation Committee has the authority to interpret the provisions of the Director Plan, and to determine the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted. The option price for options granted under the Director Plan shall be determined by the Compensation Committee and may be granted at an exercise price greater than, less than or equal to the fair market value of the underlying shares on the date of grant. Options granted under the Director Plan become exercisable as to 50% on each of the first and second anniversaries of the date of initial grant. Options granted under the Director Plan expire after 10 years, are nontransferable and, with certain exceptions in the event of a death of a participant, may be exercised by the optionee only during service. In the event of an optionee's death or disability, the unexercised portion of an option immediately vests in full and may be exercised until (i) the earlier of the remaining stated term of the option or five years after the date of death with respect to a termination due to death or (ii) the earlier of the remaining stated term of the option and the longer of five years after the date of termination due to disability or one year after the date of death, in the case of a termination due to disability. In the case of a termination for any other reason, the unexercised portion of an option may be exercised for the period ending ninety days after termination, but only to the extent such option was exercisable at the time of termination.

     The Incentive Plan became effective in May 1999. The aggregate number of shares of Class A Common Stock reserved for issuance under the Incentive Plan is 6,000,000. The purpose of the Incentive Plan is to (i) aid the Company in motivating certain employees, non-employee directors and independent contractors to put forth maximum efforts toward the growth, profitability and success of the Company; and (ii) provide incentives which will attract and retain highly qualified individuals as employees and non-employee directors and to assist in aligning the interests of such employees and non-employee directors with those of the Company's stockholders. Pursuant to the Incentive Plan, awards may be stock-based or payable in cash. Subject to adjustment, for among other things, a merger, consolidation, reorganization, stock split, or other change in capital structure, an individual is limited to a maximum of 1,500,000 shares during the life of the Incentive Plan. Additionally, the maximum dollar amount paid in cash to any individual during the life of the Incentive Plan is $10,000,000. The Incentive Plan terminates on April 13, 2009, unless sooner terminated by the Board of Directors. The Incentive Plan is administered by the Compensation Committee. Subject to the provisions of the Incentive Plan, the Compensation Committee has the authority, among other things, to determine eligibility for participation, determine eligibility for and the type and size of awards, issue administrative guidelines and make rules as an aid to administer the Incentive Plan, grant waivers of terms, conditions, restrictions and limitations and accelerate the vesting of any award. Several types of awards are provided for by the Incentive Plan. The awards may be measured in stock or in cash. An award may be designated as a stock option, stock appreciation right, stock award, stock unit, performance share, performance unit or cash. Generally, all awards under the Incentive Plan are nontransferable except by will or in accordance with the laws of descent and distribution. Stock options and Stock appreciation rights are exercisable only by the grantee during his or her lifetime. The Compensation Committee, in its discretion, may permit the transferability of a stock option (other than an incentive stock option) by a grantee to members of his or her immediate family or trusts or other similar entities for the benefit of such person. Upon the occurrence of a change in control of the Company, as defined in the Incentive Plan, with certain exceptions, the Compensation Committee has the discretion to, among other things, accelerate the vesting and payout of outstanding awards or provide that an award be assumed by the entity which acquires control of the Company or be substituted by a similar award under such entity's compensation plan.

     During 2001, the following Directors were granted options to purchase shares of Class A Common Stock under the Incentive Plan.

                            NUMBER OF
                        SHARES UNDERLYING                        EXERCISE PRICE
DIRECTOR                 OPTIONS GRANTED       GRANT DATE           PER SHARE
--------                -----------------      ----------        --------------
Wijeyaraj Mahadeva....       325,000             3/29/01             $28.375
Robert W. Howe........         5,000             6/5/01              $42.720
John E. Klein.........         5,000             6/5/01              $42.720
Venetia Kontogouris...         5,000             6/5/01              $42.720
James C. Malone (1)...        15,000             6/5/01              $42.720
David M. Thomas.......        15,000             6/5/01              $42.720
Robert E. Weissman....        15,000             6/5/01              $42.720
Thomas M. Wendel......        15,000             6/5/01              $42.720

---------------
(1) Mr. Malone's term of office as a Director will not continue after the meeting to which this proxy statement relates.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, Officers and Stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All Reporting Persons are required by SEC regulation to furnish the Company with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Except as set forth below, based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Reporting Persons received by the Company, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

     Wijeyaraj Mahadeva filed a Form 4 on August 9, 2001 reporting, among other sales, the sale of 4,000 and 8,000 shares of the Company's Common Stock on June 6, 2001 and June 7, 2001, respectively. Such sales should have been reported on a Form 4 no later than July 10, 2001.

     Venetia Kontogouris filed a Form 5 on February 14, 2002 reporting the grant of an option to purchase 27,000 shares of the Company's Common Stock on February 11, 2000. Such grant should have been reported on a Form 5 no later than February 14, 2001.

     Robert W. Howe filed a Form 5 on February 15, 2002 reporting the grant of an option to purchase 5,000 shares of the Company's Common Stock on July 10, 2000. Such grant should have been reported on a Form 5 no later than February 14, 2001.

                               EXECUTIVE OFFICERS

      The following  table  identifies  the  current  executive  officers of the
Company:

                                    CAPACITIES IN                  IN CURRENT
NAME                          AGE   WHICH SERVED                 POSITION SINCE
----                          ---   -------------                --------------
Wijeyaraj Mahadeva......      50    Chairman of the Board and         1998
                                    Chief Executive Officer

Lakshmi Narayanan(1)....      49    President and Chief               1998
                                    Operating Officer

Gordon Coburn(2)........      38    Senior Vice President,            1999
                                    Chief Financial Officer,
                                    Treasurer and Secretary

Francisco D'Souza(3)....      33    Senior Vice President, North      1999
                                    American Operations and
                                    Business Development
----------
(1) Lakshmi Narayanan was elected President and Chief Operating Officer of the Company in March 1998. Mr. Narayanan joined the Indian subsidiary of the Company as Chief Technology Officer in 1994 and was elected President of such subsidiary on January 1, 1996. Prior to joining the Company, from 1975 to 1994 Mr. Narayanan was the regional head of Tata Consultancy Services, a large consulting and software services company located in India. Mr. Narayanan holds a Bachelor of Science degree, a Master of Science degree and a Master of Business Administration degree from the Indian Institute of Science.

(2) Gordon Coburn was elected Senior Vice President of the Company in November 1999. Mr. Coburn continues to serve as the Company's Chief Financial Officer, Treasurer and Secretary, positions he has held since his election in March 1998. He previously was Vice President of the Company from September 1996. From 1990, Mr. Coburn held key financial positions with Cognizant Corporation and The Dun & Bradstreet Corporation, including serving as Senior Director-Group Finance & Operations for Cognizant Corporation from November 1996 to December 1997. Mr. Coburn holds a Bachelor of Arts degree from Wesleyan University and a Master of Business Administration degree from the Amos Tuck School at Dartmouth College.

(3) Francisco D'Souza was elected Senior Vice President, North American Operations and Business Development of the Company in November 1999. Prior to that, from March 1998 to November 1999, he served as the Company's Vice President, North American Operations and Business Development and as the Company's Director-North American Operations and Business Development from June 1997 to March 1998. From January 1996 to June 1997, Mr. D'Souza was employed as a consultant to the Company. From February 1995 to December 1995, Mr. D'Souza was employed as Product Manager at Pilot Software. Between 1992 and 1995, Mr. D'Souza held various marketing, business development and technology management positions as a Management Associate at The Dun & Bradstreet Corporation. While working at The Dun & Bradstreet Corporation, Mr. D'Souza was part of the team that established the software development and maintenance business conducted by the Company. Mr. D'Souza holds a Bachelor of Business Administration degree from the University of East Asia and a Master of Science degree in Industrial Administration from Carnegie-Mellon University.

      None of the Company's executive officers is related to any other executive officer or to any Director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN 1999, 2000 AND 2001

      The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during 2001 and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the years ended December 31, 1999, 2000 and 2001.

                           SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                                                                                LONG-TERM
                                                ANNUAL COMPENSATION           COMPENSATION
                                         --------------------------------------------------------------
                                                                                 AWARDS
                                                                              ------------
                                                                    OTHER
                                                                    ANNUAL      SECURITIES    ALL OTHER
                                                                    COMPEN-     UNDERLYING     COMPEN-
NAME AND PRINCIPAL POSITION(1)    YEAR      SALARY      BONUS(2)    SATION(3)    OPTIONS       SATION
                                              ($)          ($)        ($)          (#)          ($)
             (A)                   (B)        (C)          (D)        (E)          (G)          (I)
-------------------------------------------------------------------------------------------------------
Wijeyaraj Mahadeva...........      2001     363,000      241,129      --         325,000       5,250(4)
  Chairman of the Board, and       2000     330,000      488,338      --            --        23,756(4)
  Chief Executive Officer          1999     300,000      450,000      --         470,250      16,716(4)

Lakshmi Narayanan(6).........      2001     121,000       62,672      --          80,000       1,028(5)
  President and Chief              2000     110,000      130,224      --            --         4,713(5)
  Operating Officer                1999     100,000      120,000      --          82,500       6,500(5)

Gordon Coburn................      2001     205,700       91,093      --          60,000       5,250(4)
  Chief Financial Officer,         2000     187,000      184,483      --            --        11,101(4)
  Treasurer and Secretary          1999     170,000      170,000      --          74,500       7,551(4)

Francisco D'Souza............      2001     230,000       91,093      --          60,000       5,250(4)
  Senior Vice President,           2000     187,000      184,483      --            --         4,208(4)
  North American Operations        1999     170,000      170,000      --          72,750         --
  and Business Development

---------

(1)  Each  of  the  Named   Executives   has  entered   into  a  Severance   and
     Noncompetition   Agreement   with   the   Company.   See   "Severance   and
     Noncompetition Agreements."

(2) The bonus awards were earned in the year indicated and were paid in the following year.

(3) The value of certain personal benefits is not included since the aggregate amount of such compensation did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for such Named Executive in columns (c) and (d).

(4)  Represents a 401(k) plan matching contribution.

(5) Consists of interest savings on a loan made to Mr. Narayanan by the Company in October 1997, which bears interest at 2% per annum. See "Transactions with IMS Health and other Affiliates."

(6)  Mr.   Narayanan  is  employed  by  the  Company  in  India,  and  as  such, compensation amounts were paid in Indian Rupees. Such amounts were converted to U.S. dollars for the periods presented.

OPTION GRANTS IN 2001

     The following table sets forth information concerning individual grants of stock options during 2001 by the Company to each of the Named Executives.

                        OPTION GRANTS IN LAST FISCAL YEAR

-------------------------------------------------------------------------------------------------------------------------
                                INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------------
                               NUMBER OF        PERCENT OF
                               SECURITIES     TOTAL OPTIONS                                 POTENTIAL REALIZABLE VALUE
                               UNDERLYING       GRANTED TO      EXERCISE                     AT ASSUMED ANNUAL RATES
                                OPTIONS        EMPLOYEES IN      OR BASE     EXPIRATION     OF STOCK PRICE APPRECIATION
           NAME                GRANTED(1)     FISCAL YEAR(2)      PRICE         DATE              FOR OPTION TERM(3)
                                  (#)              (%)           ($/SH)                       5%($)           10%($)
            (A)                   (B)              (C)             (D)          (E)            (F)             (G)
-------------------------------------------------------------------------------------------------------------------------
Wijeyaraj Mahadeva......         325,000           22.2           28.375      3/29/11       5,799,588      14,697,294
Lakshmi Narayanan.......          80,000            5.5           28.375      3/29/11       1,427,591       3,617,795
Gordon Coburn...........          60,000            4.1           28.375      3/29/11       1,070,693       2,713,347
Francisco D'Souza.......          60,000            4.1           28.375      3/29/11       1,070,693       2,713,347

------------
(1) The options disclosed herein were granted on March 29, 2001, pursuant to the Incentive Plan. Twenty-five percent of such options become exercisable on each of the first, second, third and fourth anniversary of the date of grant. The options terminate on the expiration date, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Such options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

(2) Based on an aggregate of 1,466,600 options granted to employees in 2001, including options granted to the Named Executives.

(3) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, in accordance with the SEC's rules. Actual gains, if any, on stock option exercises are dependant on the future performance of the Common Stock, overall market conditions and the option holders continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES

      The following table sets forth information concerning each exercise of options during 2001 by each of the Named Executives and the year-end number and value of unexercised options held by each of the Named Executives.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF SECURITIES            VALUE OF
                                                                      UNDERLYING                UNEXERCISED
                                                                  UNEXERCISED OPTIONS          IN-THE-MONEY
                                                                      AT FISCAL              OPTIONS AT FISCAL
                                  SHARES                               YEAR-END                  YEAR-END
                               ACQUIRED ON         VALUE                 (#)                       ($)
            NAME                 EXERCISE         REALIZED           EXERCISABLE/             EXERCISABLE/
                                   (#)              ($)              UNEXERCISABLE            UNEXERCISABLE
            (A)                    (B)              (C)                  (D)                     (E) (1)
--------------------------------------------------------------------------------------------------------------
Wijeyaraj Mahadeva........            --                --         465,600 / 607,150          16,098,091 /
                                                                                              12,211,611

Lakshmi Narayanan.........        20,000           786,110         120,000 / 129,500           4,377,788 /
                                                                                               2,432,082

Gordon Coburn.............        48,346         1,702,341            4 / 104,700           115 / 2,041,928

Francisco D'Souza.........        68,850         2,524,576            0 / 106,900             0 / 2,128,664

-------------

(1) Based on a year-end fair market value of the underlying securities equal to $40.98, less the exercise price for such shares.


SEVERANCE AND NONCOMPETITION AGREEMENTS

     The Company has entered into a Severance and Noncompetition Agreement (collectively, the "Severance and Noncompetition Agreements") with each of the Named Executives. The Severance and Noncompetition Agreements provide that each Named Executive will receive one year's base salary and a full annual bonus upon termination of employment, other than in the case of a termination for cause. In addition, such agreements provide that all options held by the Named Executives will vest in full immediately upon a change of control. Pursuant to such agreements, each Named Executive has agreed not to engage in any competitive business in any capacity for one year following termination of employment and not to solicit any of the Company's employees to leave the Company within the one-year period following termination of employment. Finally, such agreements include customary proprietary rights assignment and confidentiality provisions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of Messrs. Howe and Klein. Messrs. Howe and Klein have not served as either an officer or employee of the Company or any of its subsidiaries at any time. There are no, and during 2001 there were no, Compensation Committee Interlocks.

     In 2001, the Company granted options to purchase Class A Common Stock of the Company to each of Mr. Howe and Mr. Klein. See "Election of Directors - Compensation of Directors."

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company's Class A Common Stock with the cumulative total return on the S&P SmallCap 600 Index and a Peer Group Index (capitalization weighted) for the period beginning on the date on which the SEC declared effective the Company's Form 8-A Registration Statement pursuant to Section 12 of the Exchange Act and ending on the last day of the Company's last completed fiscal year. The stock performance shown on the graph below is not indicative of future price performance.

                   COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)

                  AMONG THE COMPANY, THE S&P SMALLCAP 600 INDEX
                            AND A PEER GROUP INDEX(3)
                            (CAPITALIZATION WEIGHTED)


 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


                                               6/19/98      12/31/98        12/31/99       12/31/00      12/31/01
                                               -------      --------        --------       --------      --------
Cognizant Technology Solutions Corporation      $100.00      $ 303.75      $ 1,093.13      $ 726.25      $ 819.60
S&P SmallCap 600 Index                          $100.00      $  97.53      $   109.63      $ 122.57      $ 130.58
Peer Group Index (Capitalization Weighted)      $100.00      $  91.68      $   149.36      $  61.29      $  45.89

(1)  Graph  assumes  $100  invested  on June 19, 1998 in the  Company's  Class A
     Common Stock, the S&P SmallCap 600 Index and the Peer Group Index (capitalization weighted).

(2)  Cumulative total return assumes reinvestment of dividends.

(3) The Company has constructed a Peer Group Index of other information technology consulting firms consisting of Computer Horizons Corp., Computer Task Group, Inc., Covansys, Inc., Diamond Cluster International, Igate Capital Corp., Infosys Technologies Ltd., Keane, Inc. and Sapient Corp.. The Company believes that these companies most closely resemble the Company's business mix and that their performance is representative of the industry. The Peer Group Index consists of the same information technology consulting firms as in the prior year, except for the following companies which have been omitted as they are no longer in business or have been acquired by other companies not representative of the Company's business mix and/or industry: Cambridge Technology Partners, Inc., IMRglobal Corp. and Marchfirst, Inc.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has furnished the following report:

     The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum Company performance by aligning the executives' interest with that of stockholders by basing a portion of compensation on corporate performance.

     The Compensation Committee reviews and determines base salary levels for executive officers of the Company on an annual basis and determines actual bonuses after the end of the fiscal year based upon Company and individual performance. Additionally, the Compensation Committee administers all of the Company's stock option plans.

     The Company's executive officer compensation program is comprised of base salary, discretionary annual cash bonuses, stock options and various other benefits, including medical insurance and a 401(k) Plan, which are generally available to all employees of the Company.

     Salaries are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

     Bonuses are paid on an annual basis and are discretionary. The amount of bonus is based on criteria designed to effectively measure a particular executive's attainment of goals which relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on operational and financial results of the Company and the executive's individual performance in achieving the results.

     The stock option program is designed to relate executives' and certain middle managers' and other key personnel's long-term interests to stockholders' long-term interests. In general, stock option awards are granted if warranted by the Company's growth and profitability. Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

     The Committee established the Chief Executive Officer's total annual compensation based on the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the year, such as changes in the market for computer products and services and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer's compensation.

                                          Compensation Committee Members
                                          (as currently constituted)

                                          Robert W. Howe
                                          John E. Klein

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK

     There are, as of March 29, 2002, approximately 36 holders of record and 5,370 beneficial holders of the Company's Class A Common Stock, including one holder of record beneficially owning all of the shares of the Company's Class B Common Stock. Such shares of Class B Common Stock are convertible, on a share-for-share basis, into shares of Class A Common Stock(1). The holder of record of all of the shares of the Company's Class B Common Stock, IMS Health, acquired its ownership as a result of a spin-off (the "spin-off") of IMS Health from Cognizant Corporation. Prior to the spin-off, all of the shares of the Company's Class B Common Stock were held by Cognizant Corporation. The following table sets forth certain information, as of March 29, 2002, with respect to holdings of each class of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the total number of shares of each class of Common Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees), (iii) each of the Company's Named Executives, and (iv) all Directors and executive officers as a group. This information is based upon information furnished to the Company by each such person and/or based upon public filings with the Securities and Exchange Commission. Unless otherwise indicated, the address for the individuals below is that of the Company address.

                                                              AMOUNT AND NATURE OF        PERCENT
   NAME AND ADDRESS OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP(2)    OF CLASS(3)
   ------------------------------------                       --------------------       --------
   (i)    Certain Beneficial Owners:

   IMS Health(1) (4)......................................         11,290,900               58.2%

   (ii) Directors (which includes all nominees) and Named Executives who are not set forth above:

   Wijeyaraj Mahadeva(5)..................................            700,176               3.5%
   Lakshmi Narayanan(6)...................................            160,750                 *
   Gordon Coburn(7).......................................             39,269                 *
   Nancy E. Cooper........................................                 --                --
   Francisco D'Souza(8)...................................             44,353                 *
   Robert W. Howe(9)......................................              8,500                 *
   John E. Klein(10)......................................             78,800                 *
   Venetia Kontogouris(11)................................             45,500                 *
   James C. Malone(12)....................................             15,000                --
   David M. Thomas(13)....................................                 --                --
   Robert E. Weissman(14).................................              1,000                 *
   Thomas M. Wendel(15)...................................                 --                --

   (iii)  All Directors and executive officers as a
          group (12 persons)(16)..........................          1,093,348               5.4%

----------------

*    Less than one percent.

(1) Except as provided below, each outstanding share of Class B Common Stock shall convert automatically to a share of Class A Common Stock upon a transfer, other than a tax-free spin-off, to any person other than IMS Health or any of its subsidiaries or successors. In addition, prior to a tax-free spin-off, each outstanding share of Class B Common Stock is convertible at the holder's option into one share of Class A Common Stock. If a tax-free spin-off occurs, the stockholders of IMS Health will receive Class B Common Stock, which will continue to have ten votes per share. Thereafter, shares of Class B Common

     Stock shall convert to Class A Common Stock automatically only upon a transfer of Class B Common Stock and shall no longer be convertible into shares of Class A Common Stock at the option of the holder thereof. Additionally, each share of Class B Common Stock shall convert automatically into one share of Class A Common Stock if at any time the number of outstanding shares of Class B Common Stock represents less than 35% of the economic ownership of the Company represented by the aggregate number of shares of Common Stock then outstanding. In the event of a tax-free spin-off, and to the extent there are shares of Class B Common Stock that have not been converted to Class A Common Stock, such shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock on the fifth anniversary of the tax-free spin-off, unless prior to such tax-free spin-off, IMS Health delivers to the Company written advice of counsel reasonably satisfactory to the Company to the effect that
     (i) such  conversion  could  adversely  affect the ability of IMS Health to obtain a favorable ruling from the Internal Revenue Service that the distribution would be a tax-free spin-off or (ii) the Internal Revenue Service has adopted a general non-ruling policy on tax-free spin-offs and that such conversion could adversely affect the status of the transaction as a tax-free spin-off. If such written advice is received, approval of such conversion shall be submitted to a vote of the holders of the Common Stock as soon as practicable after the fifth anniversary of the tax-free spin-off, unless IMS Health delivers to the Company written advice of counsel reasonably satisfactory to the Company prior to such anniversary that such vote could adversely affect the status of the distribution as a tax-free spin-off, including the ability to obtain a favorable ruling from the Internal Revenue Service. If such written advice is delivered, such vote shall not be held. Approval of such conversion will require the affirmative vote of the holders of a majority of the shares of both Class A Common Stock and Class B Common Stock present and voting, voting together as a single class, with each share entitled to one vote for such purpose. No assurance can be given that such conversion would be consummated. The foregoing requirements are intended to ensure that tax-free treatment of a tax-free spin-off is preserved should the Internal Revenue Service challenge such automatic conversion as violating the 80% vote requirement currently required by the Code for a tax-free spin-off.

(2) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

(3) Applicable percentage of ownership is based on an aggregate of 19,399,148 shares of Common Stock outstanding on March 29, 2002 (consisting of 8,108,248 shares of Class A Common Stock and 11,290,900 shares of Class B Common Stock), plus any presently exercisable stock options held by each such holder, and options which will become exercisable within 60 days after March 29, 2002.

(4) The address for IMS Health is 1499 Post Road, Fairfield, Connecticut 06430. Represents 11,290,900 shares of Class B Common Stock held of record and beneficially by IMS Health.

(5) Includes 36,500 shares of Class A Common Stock owned of record and 663,676 shares of Class A Common Stock subject to options which were exercisable as of March 29, 2002 or sixty (60) days after such date. Excludes 401,074 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(6) Represents 160,750 shares of Class A Common Stock underlying options which were exercisable as of March 29, 2002 or sixty (60) days after such date. Excludes 88,750 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(7) Includes 4,915 shares of Class A Common Stock owned of record and 34,354 shares of Class A Common Stock subject to options which were exercisable as of March 29, 2002 or sixty (60) days after such date. Excludes 70,350 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(8) Includes 10,527 shares of Class A Common Stock owned of record and 33,826 shares of Class A Common Stock subject to options which were exercisable as of March 29, 2002 or sixty (60) days after such date. Excludes 73,074 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(9) Includes 6,000 shares of Class A Common Stock owned of record and 2,500 shares of Class A Common Stock subject to options which were exercisable as of March 29, 2002 or sixty (60) days after such date. Excludes 7,500 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(10) Includes 36,300 shares of Class A Common Stock owned of record and 42,500 shares of Class A Common Stock subject to options which were exercisable as of March 29, 2002 or sixty (60) days after such date. Excludes 7,500 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(11) Includes 5,500 shares of Class A Common Stock owned of record and 40,000 shares of Class A Common Stock subject to options which were exercisable as of March 29, 2002 or sixty (60) days after such date. Excludes 5,000 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(12) Represents 15,000 shares of Class A Common Stock subject to options which were exercisable as of March 29, 2002 or sixty (60) days after such date.

(13) Excludes 15,000 shares of Class A Common Stock underlying options which become exercisable over time after June 4, 2002.

(14) Represents 1,000 shares of Class A Common Stock owned of record. Excludes 15,000 shares of Class A Common Stock underlying options which become exercisable over time after June 4, 2002.

(15) Excludes 15,000 shares of Class A Common Stock underlying options which become exercisable over time after June 4, 2002.

(16) Includes an aggregate of 992,606 shares of Class A Common Stock underlying options granted to Directors and executive officers listed in the table which are exercisable as of March 29, 2002 or within sixty (60) days after such date. Excludes 698,248 shares of Class A Common Stock underlying options granted to executive officers and Directors, which become exercisable over time after such period.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From November 30, 1996 through June 30, 1998, the Company was a subsidiary of Cognizant Corporation. In June 1998, Cognizant Corporation spun off (the "Spin-Off") IMS Health and Cognizant Corporation was renamed Nielsen Media Research, Inc. IMS Health consisted of all of Cognizant Corporation's businesses other than the business conducted by Nielsen Media Research. Therefore, all shares of the Company held by Cognizant Corporation immediately prior to the Spin-Off are now held by IMS Health.

AGREEMENTS WITH IMS HEALTH AND ITS PREDECESSORS

     The Company and IMS America, IMS International and Nielsen Media Research, then operating subsidiaries of Cognizant Corporation, have entered into Master Services Agreements and the Company and IMS Health are parties to the Intercompany Agreement and the Intercompany Services Agreement. Cognizant Corporation and the Company entered into the License Agreement. The material terms of these agreements are summarized below. Because the Company was controlled by Cognizant Corporation at the time these agreements were executed, none of these agreements resulted from arms-length negotiations and, therefore, the terms thereof may be more or less favorable to the Company than those obtainable from unaffiliated third parties. Upon the consummation of the Spin-Off of IMS Health, the Master Services Agreements remained in effect and the Intercompany Agreement and the Intercompany Services Agreement were assigned to IMS Health.

     Master Services Agreement. Pursuant to a Master Services Agreement, the Company continues to provide software development and maintenance services to IMS Health and its subsidiaries. During 2001, such services resulted in revenue to the Company in the amount of $18.8 million. The Master Services Agreement provides that any work order issued thereunder may be terminated by IMS Health with or without cause on 30 days' prior written notice.

     Intercompany Agreement. The Intercompany Agreement provides that until IMS Health and its affiliates cease to control at least 50% of the combined voting power of the outstanding voting stock of the Company, the prior written consent of IMS Health will be required for (i) any acquisition of capital stock or assets by the Company or any of its subsidiaries or disposition of assets of the Company or any of its subsidiaries (other than transactions to which the Company and its subsidiaries are the only parties), or any series of related acquisitions or dispositions, involving gross consideration (including the assumption of indebtedness) in excess of the greater of $10.0 million and six percent of the Company's total equity market capitalization, (ii) any issuance by the Company or any subsidiary of the Company of any equity securities or rights, warrants or options to purchase such equity securities, except for equity securities issued to Directors, employees and consultants pursuant to the Employee Plan and the Director Plan and other outstanding options and equity securities issued in connection with acquisitions approved by IMS Health and
(iii) the creation or incurrence by the Company or any of its subsidiaries of indebtedness for borrowed money in excess of $10.0 million, except for indebtedness incurred to finance any acquisition approved by IMS Health.

     Pursuant to the Intercompany Agreement, the Company has granted to IMS Health certain demand and "piggyback" registration rights with respect to shares of Common Stock owned by IMS Health. IMS Health has the right to request up to two demand registrations in each calendar year, but not more than six in any five-year period. The Company may postpone such a demand under certain circumstances. IMS Health also has the right, which it may exercise at any time and from time to time, to include the shares of Common Stock held by it in any registration of common equity securities of the Company initiated by the Company on its own behalf or on behalf of any other stockholders of the Company. Such registration rights are transferable by IMS Health. The Company agrees to pay all costs and expenses in connection with each such registration, except underwriting discounts and commissions applicable to the shares of Common Stock sold by IMS Health. The Intercompany Agreement contains customary terms and provisions with respect to, among other things, registration procedures and certain rights to indemnification granted by parties thereunder in connection with the registration of Common Stock on behalf of IMS Health.

     Pursuant to the Intercompany Agreement, the Company will indemnify IMS Health and its subsidiaries (other than the Company) and their respective officers, directors, employees and agents against certain losses based on, arising out of or resulting from the conduct of the Company's business and IMS Health will similarly indemnify the Company and its subsidiaries and their respective officers, directors, employees and agents against certain losses based on, arising out of or resulting from IMS Health's other businesses. In addition, Cognizant Corporation assigned to the Company certain rights to indemnification from The Dun & Bradstreet Corporation and certain of its former affiliates.

     The Intercompany Agreement may not be amended without the approval of a majority of the Independent Directors.

     Intercompany Services Agreement. Pursuant to the Intercompany Services Agreement, IMS Health currently provides the Company with certain administrative services, including payroll and payables processing and permits the Company to participate in IMS Health's business insurance plans. In prior periods, IMS Health provided certain other services such as tax planning and compliance, which have now been transitioned to the Company. Certain employees also participate in IMS Health's employee benefit plans. The Intercompany Services Agreement's initial term extended through December 31, 1998. Subsequent to December 31, 1998, the Intercompany Services Agreement continues for successive one-year terms unless terminated by either party on not less than 60 days' written notice prior to the end of the initial term or any renewal term. Any change in the fees provided for under the terms of the Intercompany Services Agreement will be subject to the approval of a majority of the Independent Directors.

     License Agreement. Pursuant to the License Agreement, Cognizant Corporation transferred all rights to the use of the "Cognizant" trade name and certain other trade and service marks (the "Marks") to the Company upon the consummation in mid-1998 of the previously announced spin-off of IMS Health.

TRANSACTIONS WITH IMS HEALTH AND OTHER AFFILIATES

     Prior to the consummation of the Company's initial public offering in June 1998 ("IPO"), Cognizant Corporation and The Dun & Bradstreet Corporation provided the Company with certain administrative services, including financial planning and administration, legal, tax planning and compliance, treasury and communications, and permitted the Company to participate in Cognizant Corporation's insurance and employee benefit plans. Costs for these services for all periods prior to the IPO were allocated to the Company based on utilization of certain specific services. All subsequent services were performed under the Intercompany Services Agreement with Cognizant Corporation and subsequent to the Spin-Off, IMS Health. Certain of these services have since been transitioned to the Company. Total costs in connection with services provided by IMS Health during the year ended December 31, 2001 were $440,089.

     In  December   2001,  the  Company  paid  IMS  Health  a  one-time  fee  of approximately $825,000 under an alliance agreement in which the Company was named "vendor of choice" for IT services to the pharmaceutical industry.

     During 2001, the Company provided services to the former Erisco Managed Care Technologies, Inc. ("Erisco"), which is now a wholly owned subsidiary of the Trizetto Group, Inc. ("Trizetto"). As of December 31, 2001, IMS Health owned approximately 26.8% of the outstanding common stock of Trizetto. During 2001 the Company recorded revenues from Erisco of approximately $401,000. In addition, the Company paid to Erisco approximately $1.0 million for commissions and marketing fees. In addition, David M. Thomas, a member of the Company's Board of Directors, is also a member of the Board of Directors of Trizetto.

     Certain employees of the Company, including Mr. Mahadeva and Mr. Coburn, participate in IMS Health's defined benefit pension plans. The plans are cash balance pension plans under which six percent of creditable compensation plus interest is credited to the employee's retirement account on a monthly basis. The cash balance earns monthly investment credits based on the 30-year Treasury bond yield. At the time of retirement, the vested employee's account balance is actuarially converted into an annuity. The Company's cost for these plans is included in the allocation of expense from IMS Health for employee benefits plans.

     In October 1997, the Company loaned $63,300 to Mr. Narayanan for the purchase of a residence. The loan was secured by the residence and bore interest at the rate of two percent per annum. Principal and interest on the loan were payable over a ten-year period. In the event of termination of employment, Mr. Narayanan was required to repay the outstanding balance of the loan, plus interest at a higher rate under certain circumstances. Mr. Narayanan repaid the entire loan in April 2001.


             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has, subject to stockholder approval, retained PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 2002. PricewaterhouseCoopers LLP also served as independent accountants of the Company for 2001. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2002.

     One or more representatives of PricewaterhouseCoopers is expected to attend the Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

     Independent Auditors Fees and Other Matters
     -------------------------------------------

     Audit Fees.

     Fees charged by PricewaterhouseCoopers LLP for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the last fiscal year were $248,600, of which $193,000 was billed as of December 31, 2001.

     Financial Information Systems Design and Implementation Fees.

     There were no fees paid to PricewaterhouseCoopers LLP for professional services rendered for the most recent fiscal year in connection with the design and implementation of financial information systems, the operation of the Company's information system or the management of its local area network.

     All Other Fees.

     PricewaterhouseCoopers LLP billed the Company an aggregate of $172,199 in fees for other services rendered for the most recent fiscal year. These services were comprised principally of tax consulting, employee benefit and other services.

                             STOCKHOLDERS' PROPOSALS

     Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the Company's 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Secretary of the Company at its offices at 500 Glenpointe Centre West, Teaneck, New Jersey 07666, in writing not later than December 30, 2002.

     Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of the Company at the aforementioned address not later than March 15, 2003.

     If the Company does not receive notice of a stockholder proposal within this timeframe, the Company's management will use its discretionary authority to vote the shares it represents as the Board of the Company may recommend.

     The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

     COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON APRIL 19, 2002, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                          By Order of the Board of Directors

                                          /S/ Gordon Coburn

                                          Gordon Coburn,
                                          Secretary
Teaneck, New Jersey
April 29, 2002

                  COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

            PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

      The undersigned hereby constitutes and appoints Wijeyaraj Mahadeva and Gordon Coburn, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Class A Common Stock of Cognizant Technology Solutions Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey at 10:00 A.M., local time, on Wednesday, May 29, 2002 and at any adjournment or adjournments thereof, upon the proposals listed on the reverse side, more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

               (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

        PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

                           ANNUAL MEETING OF STOCKHOLDERS
                  COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

                                  MAY 29, 2002

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

A |X| Please mark your votes as in this example.

                    VOTE FOR all
                      nominees
                 (except as marked    VOTE WITHHELD
                  to the contrary   from all nominees
                       below)

1.  ELECTION OF        |_|                |_|      Nominees: Wijeyaraj Mahadeva
    DIRECTORS:                                               Nancy E. Cooper
                                                             Robert W. Howe
    FOR, except vote withheld from the                       John E. Klein
    following nominees, if any:                              Venetia Kontogouris
                                                             David M. Thomas
                                                             Robert E. Weissman
    ----------------------------------                       Thomas M. Wendel


                                                  FOR       AGAINST      ABSTAIN
2.  APPROVAL OF PROPOSAL TO RATIFY THE
    APPOINTMENT OF PRICEWATERHOUSE-               |_|         |_|          |_|
    COOPERS LLP AS THE INDEPENDENT
    ACCOUNTANTS OF THE COMPANY FOR THE
    YEAR ENDING DECEMBER 31, 2002.


3. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
                                                     I will |_|     will not |_|
                                                           attend the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder
                        --------------------------------------------------------
Signature of Stockholder if held jointly                           Dated:
                                        ---------------------------      -------

Note: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

                  COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

            PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

      The undersigned hereby constitutes and appoints Wijeyaraj Mahadeva and Gordon Coburn, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Class B Common Stock of Cognizant Technology Solutions Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey at 10:00 A.M., local time, on Wednesday, May 29, 2002 and at any adjournment or adjournments thereof, upon the proposals listed on the reverse side, more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

               (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

        PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

                           ANNUAL MEETING OF STOCKHOLDERS
                  COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

                                  MAY 29, 2002

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

B |X| Please mark your votes as in this example.

                    VOTE FOR all
                      nominees
                 (except as marked    VOTE WITHHELD
                  to the contrary   from all nominees
                       below)

1.  ELECTION OF        |_|                |_|      Nominees: Wijeyaraj Mahadeva
    DIRECTORS:                                               Nancy E. Cooper
                                                             Robert W. Howe
    FOR, except vote withheld from the                       John E. Klein
    following nominees, if any:                              Venetia Kontogouris
                                                             David M. Thomas
                                                             Robert E. Weissman
    ----------------------------------                       Thomas M. Wendel


                                                  FOR       AGAINST      ABSTAIN
2.  APPROVAL OF PROPOSAL TO RATIFY THE
    APPOINTMENT OF PRICEWATERHOUSE-               |_|         |_|          |_|
    COOPERS LLP AS THE INDEPENDENT
    ACCOUNTANTS OF THE COMPANY FOR THE
    YEAR ENDING DECEMBER 31, 2002.


3. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
                                                     I will |_|     will not |_|
                                                           attend the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder
                        --------------------------------------------------------
Signature of Stockholder if held jointly                           Dated:
                                        ---------------------------      -------

Note: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.